LVIP Columbia Small-Mid Cap Growth RPM Fund Supplement Dated April 1, 2015 to the Summary Prospectus dated May 1, 2014, as supplemented August 26, 2014

This Supplement updates certain information in the Fund’s summary prospectus. You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.LincolnFinancial.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the LVIP Columbia Small-Mid Cap Growth RPM Fund (the “Fund”):

Effective May 1, 2015 the Fund will have a new name, sub-adviser, portfolio managers, investment strategies, and risks.

Ivy Investment Management Company will replace Columbia Management Investment Advisers, LLC (“Columbia”) as the Fund’s sub-adviser.

The name of the Fund will be LVIP Ivy Mid Cap Growth Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

The following replaces paragraphs 1-4 under Principal Investment Strategies on page 2:

The Fund seeks to achieve its objective by investing primarily in common stocks of mid-capitalization companies that the Fund’s subadviser believes are high quality and/or offer above-average growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in the securities of mid-capitalization companies, which, for purposes of this Fund, typically are companies with market capitalizations within the range of companies in the Russell Midcap Growth Index at the time of acquisition. As of June 30, 2014, this range of market capitalizations was between approximately $1.6 billion and $29.8 billion.

In selecting securities for the Fund, the sub-adviser primarily emphasizes a bottom-up approach and focuses on companies it believes have strong growth profiles, profitability, attractive valuations and sound capital structures. The sub-adviser may look at a number of factors in its consideration of a company, such as: new or innovative products or services; adaptive or creative management; strong financial and operational capabilities to sustain multiyear growth; stable and consistent revenue, earnings, and cash flow; strong balance sheet; market potential; and profit potential. Part of the sub-adviser’s investment process also includes a review of the macroeconomic environment, with a focus on factors such as interest rates, inflation, consumer confidence and corporate spending.

Generally, in determining whether to sell a security, the sub-adviser considers many factors, including excessive valuation given company growth prospects, deterioration of fundamentals, weak cash flow to support shareholder returns, and unexpected and poorly explained management changes. The sub-adviser also may sell a security to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The following replaces paragraph 9 under Principal Investment Strategies on page 2:

When market volatility is below the adviser’s target volatility level, the adviser may periodically maintain a long position in futures to increase the overall level of economic exposure to equity securities. Under these circumstances, the adviser’s use of exchange-traded futures in the RPM strategy may increase the Fund’s economic exposure to equity securities up to a maximum of 100% of the Fund’s assets. The Fund will segregate liquid assets or otherwise cover these transactions to mitigate risk.

The following risks are removed from Principal Risks: Convertible Bond Risk; Depository Receipts Risk; and Special Situations Risk.

The following replaces Investment Adviser and Sub-Adviser on page 4:

Investment Adviser and Sub-Adviser

Investment Adviser: Lincoln Investment Advisors Corporation (“LIA”)

Investment Sub-Adviser: Ivy Investment Management Company (“Ivy”)

Portfolio Manager	Company Title	Experience w/Fund
Kimberly A. Scott	Senior Vice President	Since May 2015